Exhibit 10.2

COMPANY UNITHOLDER TRANSACTION SUPPORT AGREEMENT

This COMPANY UNITHOLDER TRANSACTION SUPPORT AGREEMENT (this “Agreement”) is entered into as of May 17, 2022, by and among PropTech Investment Corporation II, a Delaware corporation (“PTIC II”), RW National Holdings, LLC, a Delaware limited liability company (the “Company”), and the party listed on the signature pages hereto as a “Unitholder” (the “Unitholder”). Each of PTIC II, the Company and the Unitholder are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Business Combination Agreement (defined below).

RECITALS

WHEREAS, PTIC II, the Company and Lake Street Landlords, LLC, a Delaware limited liability company, in its capacity as the representative of the Rolling Company Unitholders (as that term is defined in the Business Combination Agreement) entered into that certain Business Combination Agreement (the “Business Combination Agreement”) pursuant to which, among other things, (a) immediately prior to the Closing, PTIC II will consummate the PTIC II Pre-Closing Reorganization, including the formation of Appreciate Intermediate Holdings, LLC, a Delaware limited liability company (“NewCo LLC”), and (b) following the consummation of the PTIC II Pre-Closing Reorganization, on the Closing Date, the Company and PTIC II will effect a business combination pursuant to which the Company will become a Subsidiary of PTIC II, and each Company Unit (including the Subject Company Units (as defined below)) will be contributed to NewCo LLC in exchange for certain NewCo LLC Class B Units and certain PTIC II Class B Shares, in each case, on the terms and subject to the conditions set forth in the Business Combination Agreement;

WHEREAS, as of the date hereof, the Unitholder is the record and beneficial owner of, and is entitled to dispose of and vote, the number and class or series (as applicable) of Equity Securities of the Company set forth on Schedule A hereto (together with any other Equity Securities of the Company or NewCo LLC that the Unitholder acquires record or beneficial ownership of after the date hereof (including by purchase, as a result of transactions contemplated by the Business Combination Agreement and Ancillary Documents, a share dividend, share split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities), collectively, the “Subject Company Units”);

WHEREAS, in consideration for the benefits to be received directly or indirectly by the Unitholder in connection with the transactions contemplated by the Business Combination Agreement and Ancillary Documents and as a material inducement to PTIC II and the Company agreeing to enter into the Business Combination Agreement and the Ancillary Documents and consummate the transactions contemplated by the Business Combination Agreement and Ancillary Documents, the Unitholder agrees to enter into this Agreement and to be bound by the agreements, covenants and obligations contained in this Agreement; and

WHEREAS, the Parties acknowledge and agree that PTIC II and the Company would not have entered into the Business Combination Agreement and the Ancillary Documents and agreed to consummate the transactions contemplated by the Business Combination Agreement and Ancillary Documents without the Unitholder entering into this Agreement and agreeing to be bound by the agreements, covenants and obligations contained in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

AGREEMENT

1. Company Unitholder Consent and Related Matters.

(a) The Unitholder irrevocably and unconditionally agrees to vote (or cause to be voted, as applicable) the Subject Company Units in favor of and/or consent to or approve, as applicable, any and all of the matters, actions and proposals contemplated by the Business Combination Agreement and Ancillary Documents; provided, that nothing in this Agreement shall preclude the Unitholder from exercising full power and authority to vote the Subject Company Units in the Unitholder’s sole discretion for or against, and the proxy granted pursuant to this Agreement shall not cover, any proposal submitted to a vote of the Unitholders of the Company (i) that decreases the amount or adversely modifies the form of the consideration payable to Unitholders or (ii) that imposes any material restrictions or additional conditions on the consummation of the transaction contemplated under the Business Combination Agreement, in the case of either clause (i) or (ii), not contemplated by the Business Combination Agreement or the Ancillary Documents (clauses (i) and (ii), collectively, the “Excluded Voting Matters”). Without limiting the generality of the foregoing, prior to the Closing (A) to the extent that it is necessary or advisable, in each case, as reasonably determined by PTIC II, for any matters, actions or proposals to be approved by the Unitholders in connection with, or otherwise in furtherance of, the transactions contemplated by the Business Combination Agreement and Ancillary Documents, the Unitholders shall (1) vote (or cause to be voted, as applicable) the Subject Company Units in favor of or consent to or approve any such matters, actions or proposals promptly following written request thereof from the Company, as applicable and (2) if applicable, cause the Subject Company Units to be counted as present at any meeting of the Unitholders for purposes of constituting a quorum in connection with any vote contemplated by clause (1) and (B) the Unitholder shall vote (or cause to be voted, as applicable) the Subject Company Units against and withhold consent or approval with respect to (1) any Acquisition Proposal, (2) any proposals which are in competition with or materially inconsistent with the Business Combination Agreement or any Ancillary Document, (3) any change in the present capitalization of the Company or any amendment of the Governing Documents of the Company, except to the extent expressly permitted under the Business Combination Agreement or approved by PTIC II in writing, (4) any liquidation, dissolution or other change in the Company’s corporate structure or business or (5) any other matter, action or proposal that would reasonably be expected to result in (x) a breach of any of the Company’s covenants, agreements or obligations under the Business Combination Agreement or any Ancillary Document or (y) any of the conditions to the Closing set forth in Sections 7.1 or 7.2 of the Business Combination Agreement not being satisfied.

(b) Without limiting any other rights or remedies of PTIC II or the Company, the Unitholder hereby irrevocably appoints the Company or any individual designated by the Company as the Unitholder’s agent, attorney-in-fact and proxy (with full power of substitution and resubstitution), for and in the name, place and stead of the Unitholder (i) to attend on behalf of the Unitholder any meeting of the Company Unitholders with respect to the matters described in Section 1(a), (ii) to include the Subject Company Units in any computation for purposes of establishing a quorum at any such meeting of the Company Unitholders and (iii) to vote (or cause to be voted, as applicable) the Subject Company Units or consent or approve (or withhold consent or approval, as applicable) with respect to any of the matters described in Section 1(a) in connection with any meeting of the Company Unitholders, any action by written consent or any other approval by the Company Unitholders, in each case, in the event that (A) the Unitholder fails to perform or otherwise comply with the covenants, agreements or obligations set forth in Section 1(a), (B) any Proceeding is pending or threatened by or on behalf of the Unitholder or the Company that challenges or could impair the enforceability or validity of the covenants, agreements or obligations set forth in this Agreement or (C) the Company notifies the Unitholder of its intent to exercise the proxy set forth in this Section 1(b); provided, that PTIC II shall have the right to require the Company to exercise any and all of its rights under such irrevocable proxy to vote the Subject Company Units, on behalf of the Unitholder, in favor of the Agreement, the Ancillary Documents to which the Company or NewCo LLC is or will be a party and the transactions contemplated by the Business Combination Agreement and Ancillary Documents.

(c) The proxy granted by the Unitholder pursuant to Section 1(b) is coupled with an interest sufficient in law to support an irrevocable proxy and is granted in consideration for the Company entering into the Business Combination Agreement and Ancillary Documents and agreeing to consummate the transactions contemplated by the Business Combination Agreement and Ancillary Documents. The proxy granted by the Unitholder pursuant to Section 1(b) is also a durable proxy and shall survive the divorce, bankruptcy, dissolution, death, incapacity or other inability to act by the Unitholder and shall revoke any and all prior proxies granted by the Unitholder with respect to the Subject Company Units. The vote, consent or approval by the proxyholder with respect to the matters described in Section 1(a) shall control in the event of any conflict between such vote, consent or approval (or withholding of consent or approval, as applicable) by the proxyholder of the Subject Company Units and a vote, consent or approval (or withholding of consent or approval, as applicable) by the Unitholder of the Subject Company Units (or any other Person with the power to vote or provide consent or approval (or withhold consent or approval, as applicable) with respect to the Subject Company Units) with respect to the matters described in Section 1(a). The proxyholder may not exercise the proxy granted pursuant to Section 1(b) on any matter except for those matters described in Section 1(a). The proxy granted by the Unitholder pursuant to Section 1(b) shall be valid for the duration of this Agreement.

2. Other Covenants and Agreements.

(a) The Unitholder hereby agrees to be bound by and subject to (i) Sections 5.3(a) (Confidentiality and Access to Information) and 5.4(a) (Public Announcements) of the Business Combination Agreement to the same extent as such provisions apply to the parties to the Business Combination Agreement, as if the Unitholder is directly party thereto and (ii) Section 5.2 (Efforts to Consummate; Litigation), the first sentence of Section 5.5(a) (Exclusive Dealing) and Section 9.19 (Trust Account Waiver) of the Business Combination Agreement to the same extent as such provisions apply to the Company, as if the Unitholder is directly party thereto.

(b) The Unitholder hereby agrees to promptly execute and deliver all additional agreements, documents or instruments, take, or cause to be taken, all actions and provide, or cause to be provided, all additional information or other materials as may be necessary or advisable, in each case, as reasonably determined by PTIC II, in connection with, or otherwise in furtherance of, the transactions contemplated by the Business Combination Agreement and Ancillary Documents.

(c) The Unitholder herby agrees (i) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable Law (if any) at any time with respect to the Business Combination Agreement, the Ancillary Documents and the transactions contemplated thereby and (ii) not to commence or bring in any claim challenging the validity of any provision of this Agreement or Ancillary Documents.

(d) The Unitholder hereby acknowledges and agrees that each of PTIC II and the Company is entering into the Business Combination Agreement and the Ancillary Documents to which it is or will be a party, in reliance upon the Unitholder entering into this Agreement and agreeing to be bound by, and perform, or otherwise comply with, as applicable, the representations, warranties, agreements, covenants and obligations contained in this Agreement and the Ancillary Documents and, but for the Unitholder entering into this Agreement and agreeing to be bound by, and perform, or otherwise comply with, as applicable, the representations, warranties, agreements, covenants and obligations contained in this Agreement, each of PTIC II and the Company would not have entered into or agreed to consummate the transactions contemplated by the Business Combination Agreement and Ancillary Documents to which it is or will be a party.

3. Unitholder Representations and Warranties. The Unitholder represents and warrants to PTIC II and the Company as follows:

(a) If the Unitholder is not an individual, the Unitholder is a corporation, limited liability company, limited partnership or other applicable business entity duly organized or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of formation or organization (as applicable).

(b) If the Unitholder is not an individual, the Unitholder has the requisite corporate, limited liability company, limited partnership or other similar power and authority and, if the Unitholder is an individual, the Unitholder has the legal capacity, to execute and deliver this Agreement, to perform his, her or its covenants, agreements and obligations hereunder (including, for the avoidance of doubt, those covenants, agreements and obligations hereunder that relate to the provisions of the Business Combination Agreement), and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement has been duly authorized by all necessary corporate (or other similar) action on the part of the Unitholder. This Agreement has been duly and validly executed and delivered by the Unitholder and constitutes a valid, legal and binding agreement of the Unitholder (assuming that this Agreement is duly authorized, executed and delivered by PTIC II and the Company), enforceable against the Unitholder in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

(c) No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of the Unitholder with respect to the Unitholder’s execution, delivery or performance of his, her or its covenants, agreements or obligations under this Agreement (including, for the avoidance of doubt, those covenants, agreements and obligations under this Agreement that relate to the provisions of the Business Combination Agreement) or the consummation of the transactions contemplated hereby or by the Business Combination Agreement, except for any consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not adversely affect the ability of the Unitholder to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations hereunder in any material respect.

(d) None of the execution or delivery of this Agreement by the Unitholder, the performance by the Unitholder of any of his, her or its covenants, agreements or obligations under this Agreement (including, for the avoidance of doubt, those covenants, agreements and obligations under this Agreement that relate to the provisions of the Business Combination Agreement) or the consummation of the transactions contemplated hereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) if the Unitholder is not an individual, result in any breach of any provision of the Unitholder’s Governing Documents, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, Consent, cancellation, amendment, modification, suspension, revocation or acceleration under, any of the terms, conditions or provisions of any Contract to which the Unitholder is a party, (iii) violate, or constitute a breach under, any Order or applicable Law to which the Unitholder or any of his, her or its properties or assets are subject or bound or (iv) result in the creation of any Lien upon the Subject Company Units, except, in the case of any of clauses (ii) and (iii) above, as would not adversely affect the ability of the Unitholder to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations hereunder in any material respect.

(e) The Unitholder is (or in respect of NewCo LLC Units, will be) the recorded and beneficial owner of the Subject Company Units and has valid, good and marketable title to the Subject Company Units, free and clear of all Liens (other than transfer restrictions under applicable Securities Law or under the Company LLC Agreement and NewCo LLC Agreement (as shall subsequently be amended and restated in the form of the Amended and Restated NewCo LLC Agreement)). Except for the Equity Securities of the Company set forth on Schedule A hereto, together with any other Equity Securities of the Company that the Unitholder acquires record or beneficial ownership after the date hereof that is either permitted pursuant to or acquired in accordance with Section 5.1(b)(v) of the Business Combination Agreement, the Unitholder does not own, beneficially or of record, any Equity Securities of any Group Company or have the right to acquire any Equity Securities of any Group Company. The Unitholder has the sole right to vote (and provide consent in respect of, as applicable) the Subject Company Units and, except for this Agreement, the Business Combination Agreement, the Company LLC Agreement and the NewCo LLC Agreement (as shall subsequently amended and restated in the form of the Amended and Restated NewCo LLC Agreement), the Unitholder is not (and will not be) party to or bound by (i) any option, warrant, purchase right, or other Contract that could (either alone or in connection with one or more events, developments or events (including the satisfaction or waiver of any conditions precedent)) require the Unitholder to Transfer any of the Subject Company Units or (ii) any voting trust, proxy or other Contract with respect to the voting or Transfer of any of the Subject Company Units.

(f)   There is no Proceeding pending or, to the Unitholder’s knowledge, threatened against or involving the Unitholder or any of his, her or its Affiliates that, if adversely decided or resolved, would reasonably be expected to adversely affect the ability of the Unitholder to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations under this Agreement in any material respect.

(g) There is no Order or Law issued by any court of competent jurisdiction or other Governmental Entity, or other legal restraint or prohibition relating to the Unitholder or any of his, her or its Affiliates that would reasonably be expected to adversely affect the ability of the Unitholder to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations under this Agreement in any material respect.

(h) The Unitholder, on his, her or its own behalf and on behalf of his, her or its Representatives, acknowledges, represents, warrants and agrees that (i) he, she or it has conducted his, her or its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects of, PTIC II and the transactions contemplated by this Agreement, the Business Combination Agreement and Ancillary Documents and (ii) he, she or it has been furnished with or given access to such documents and information about PTIC II and their respective businesses and operations as he, she or it and his, her or its Representatives have deemed necessary to enable him, her or it to make an informed decision with respect to the execution, delivery and performance of this Agreement or the other Ancillary Documents to which he, she or it is or will be a party and the transactions contemplated hereby and thereby.

(i)   In entering into this Agreement and the other Ancillary Documents to which he, she or it is or will be a party, the Unitholder has relied solely on his, her or its own investigation and analysis and the representations and warranties expressly set forth in the Ancillary Documents to which he, she or it is or will be a party and no other representations or warranties of PTIC II or the Company (including, for the avoidance of doubt, none of the representations or warranties of PTIC II or the Company set forth in the Business Combination Agreement or any other Ancillary Document) or any other Person, either express or implied, and the Unitholder, on his, her or its own behalf and on behalf of his, her or its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in this Agreement or in the other Ancillary Documents to which he, she or it is or will be a party, none of PTIC II, the Company or any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Business Combination Agreement or the other Ancillary Documents or the transactions contemplated by the Business Combination Agreement and Ancillary Documents.

4. Transfer of Subject Company Units. Except as expressly contemplated by the Business Combination Agreement, with the prior written consent of PTIC II, the Company and the Sponsor (such consent to be given or withheld in its sole discretion) or with respect to a Permitted Transferee (as defined in the last sentence of this Section 4), from and after the date hereof until the earlier of the date of the Closing or the termination of the Business Combination Agreement in accordance with its terms, the Unitholder agrees not to (a) Transfer any of the Subject Company Units, (b) enter into (i) any option, warrant, purchase right or other Contract that could (either alone or in connection with one or more events, developments or events (including the satisfaction or waiver of any conditions precedent)) require the Unitholder to Transfer the Subject Company Units or (ii) any voting trust, proxy or other Contract with respect to the voting or transfer of the Subject Company Units or (c) take any actions in furtherance of any of the matters described in the foregoing clauses (a) or (b). Notwithstanding the foregoing or anything to the contrary herein, the foregoing restrictions shall not apply to any Transfer (A) to a Permitted Transferee or (B) if the Unitholder is an individual or a trust (1) by virtue of laws of descent and distribution upon death of the individual or (2) pursuant to a qualified domestic relations order; provided, however, that (x) the Unitholder shall, and shall cause any such transferee of his, her or its Subject Company Units, to enter into a written agreement, in form and substance reasonably satisfactory to PTIC II and the Company, agreeing to be bound by this Agreement (including, for the avoidance of doubt, all of the covenants, agreements and obligations of the Unitholder hereunder and which agreement will include, for the avoidance of doubt, the making of all of the representations and warranties of the Unitholder set forth in Section 3 with respect to such transferee and his, her or its Subject Company Units received upon such Transfer, as applicable) prior and as a condition to the occurrence of such Transfer and (y) no such Transfer will relieve the Unitholder of any of its covenants, agreements or obligations hereunder with respect to the Subject Company Units so transferred, unless and to the extent actually performed, or will otherwise affect any of the provisions of this Agreement (including any of the representations and warranties of the Unitholder hereunder). For purposes of this Agreement, “Transfer” means to directly or indirectly sell, assign, transfer (including by operation of law), place a lien on, pledge, mortgage or otherwise dispose of or otherwise encumber any of such Unitholder’s Subject Company Units or otherwise agree to do any of the foregoing. For purposes of this Section 4, “Permitted Transferee” means, with respect to any Person, (A) to any of its Affiliates, (B) such Person’s immediate family or family member of any of such Person’s officers or directors, (C) any trust for the direct or indirect benefit of such Person or the immediate family of such Person or (D) if such Person is a trust, to the trustee or beneficiary(ies) of such trust or to the estate of a beneficiary of such trust.

5. Termination. This Agreement shall automatically terminate, without any notice or other action by any Party, and be void ab initio upon the earlier of (a) the Effective Time, (b) the termination of the Business Combination Agreement in accordance with its terms, (c) any change to the form of consideration (other than to add additional consideration) or decrease the amount of consideration payable in the transactions contemplated by the Business Combination Agreement and (d) any change to the terms of the Business Combination Agreement or other Transaction Documents that adversely effects, in any material respect, or is reasonably likely to adversely effect, in any material respect, any Unitholder relative to other holders of equity interests of the Company. Upon termination of this Agreement as provided in the immediately preceding sentence, none of the Parties shall have any further obligations or Liabilities under, or with respect to, this Agreement. Notwithstanding the foregoing or anything to the contrary in this Agreement (i) the termination of this Agreement pursuant to Section 5(b) shall not affect any Liability on the part of any Party for a breach of any covenant or agreement set forth in this Agreement prior to such termination or fraud, (ii) Section 2(b)(i) (solely to the extent that it relates to Section 5.3(a) (Confidentiality and Access to Information) of the Business Combination Agreement), the representations and warranties set forth in Sections 3(g) and (h), this Section 5, Section 6, Section 7 and Section 11 shall each survive any termination of this Agreement, (iii) without limiting the following clause (v), Section 2(b)(i) (solely to the extent that it relates to Section 5.4(a) (Public Announcements) of the Business Combination Agreement and to the extent corresponding covenants contemplate performance following Closing), Section 2(b) shall each survive the termination of this Agreement pursuant to Section 5(a), (iv) without limiting the following clause (v), Section 2(b)(ii) (solely to the extent that it relates to Section 9.18 (Trust Account Waiver) of the Business Combination Agreement) shall survive the termination of this Agreement pursuant to Section 5(b) and (v) Section 8, Section 9, Section 10 and Sections 12 through 14 (in each case, solely to the extent related to any of the foregoing provisions that survive termination of this Agreement) shall each survive any termination of this Agreement.

6. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, the Unitholder is signing this Agreement solely in the Unitholder’s capacity as a record or beneficial holder of the Subject Company Units and (a) the Unitholder makes no agreement or understanding herein in any capacity other than in such Unitholder’s capacity as a record holder and beneficial owner of the Subject Company Units, and not in such Unitholder’s capacity as a lender, director, officer or employee of any Group Company or in such Unitholder’s capacity as a trustee or fiduciary of any Company equity plan and (b) nothing herein will be construed to limit or affect any action or inaction by such Unitholder or any representative of such Unitholder serving as a member of the board of directors of any Group Company or as an officer, employee or fiduciary of any Group Company, in each case, acting in such person’s capacity as a director, officer, employee or fiduciary of such Group Company. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of the Company in the exercise of his or her fiduciary duties as a director or officer of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust.

7. No Recourse. This Agreement may only be enforced against, and any action for breach of this Agreement may only be made against the Parties, and without limiting the generality of the foregoing, none of the Representatives of PTIC II, the Company or any Unitholder shall have any Liability arising out of or relating to this Agreement or the transactions contemplated hereby, including with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, except as expressly provided herein.

8. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by e-mail (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the e-mail was sent to the intended recipient thereof without an “error” or similar message that such e-mail was not received by such intended recipient)), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other Parties as follows:

If to PTIC II, to:

c/o PropTech Investment Corporation II
3415 North Pines Way
Suite 204
Wilson, WY 83014

Attention:	Joseph Beck
Email:	jbeck@hennessycapitalgroup.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022

Attention:	Douglas Ryder, P.C.
Patrick Salvo
Email:	douglas.ryder@kirkland.com
patrick.salvo@kirkland.com

If to the Company, to:

c/o
RW National holdings, LLC (t/b/k/a Appreciate, Inc.)
6101 Baker Road, Suite 200
Minnetonka, Minnesota 55345

Attention:	Chris Laurence
Email:	claurence@renterswarehouse.com

with a copy (which shall not constitute notice) to:

Winthrop & Weinstine
Capella Tower, Suite 3500
22 South Sixth Street
Minneapolis, MN 55402

Attention:	Dean D. Willer
Philip T. Colton
E-mail:	dwiller@winthrop.com
pcolton@winthrop.com

If to the Unitholder, to the address set forth on the signature page hereto.

or to such other address as the Party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

9. Entire Agreement. This Agreement, the Business Combination Agreement, the Ancillary Documents and documents referred to herein and therein constitutes the entire agreement of the Parties with respect to the subject matter of this Agreement, and supersede all prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter of this Agreement.

10. Amendments and Waivers; Assignment. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Unitholder, the Company and PTIC II. Notwithstanding the foregoing, no failure or delay by any Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assignable by the Unitholder or the Company without PTIC II’s prior written consent (to be withheld or given in its sole discretion). Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assignable by PTIC II without the Company’s prior written consent (to be withheld or given in its sole discretion). Any attempted assignment of this Agreement not in accordance with the terms of this Section 10 shall be void.

11. Fees and Expenses. Except as otherwise expressly set forth in the Business Combination Agreement or any Ancillary Document, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the Party incurring such fees or expenses.

12. Remedies. Except as otherwise expressly provided herein, any and all remedies provided herein will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Unitholder or the Company does not perform his, her or its respective obligations under the provisions of this Agreement (including any failure by the Unitholder or the Company to take such actions as are required of them hereunder to consummate the transactions contemplated by the Business Combination Agreement and Ancillary Documents) in accordance with their specific terms or otherwise breach such provisions. It is accordingly agreed that each Party shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, without posting a bond or undertaking and without proof of damages and this being in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that the other parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity.

13. No Third Party Beneficiaries. This Agreement shall be for the sole benefit of the Parties and their respective successors and permitted assigns and is not intended, nor shall be construed, to give any Person, other than the Parties and their respective successors and assigns, any legal or equitable right, benefit or remedy of any nature whatsoever by reason this Agreement. Nothing in this Agreement, expressed or implied, is intended to or shall constitute the Parties, partners or participants in a joint venture.

14. Miscellaneous. Sections 9.5 (Governing Law), 9.7 (Construction; Interpretation), 9.10 (Severability), 9.11 (Counterparts; Electronic Signatures), 9.15 (Waiver of Jury Trial) and 9.16 (Submission to Jurisdiction) of the Business Combination Agreement are incorporated herein by reference and shall apply to this Agreement, mutatis mutandis.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have executed and delivered this Company Unitholder Transaction Support Agreement as of the date first above written.

PROPTECH INVESTMENT
CORPORATION II

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Company Unitholder Transaction Support Agreement]

RW NATIONAL HOLDINGS, LLC

By:
Name:
Title:

[Signature Page to Company Unitholder Transaction Support Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Company Unitholder Transaction Support Agreement as of the date first above written.

COMPANY UNITHOLDER:

Name of Company Unitholder:

By:
Name:
Title:

Company Units:

[Indicate the number of applicable Company Units held]

__________________________ Company Common Units

__________________________ Company Class A-1 Units

__________________________ Company Class A Units

__________________________ Company Class B Units

Address for Notice:

Address:

__________________________________________

__________________________________________

__________________________________________

Telephone: ___________________________

Email: _______________________________

Facsimile: ____________________________

[Signature Page to Company Unitholder Transaction Support Agreement]